UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 16, 2020

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(501) 205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 ITEM 5.07           SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On December 16, 2020, Inuvo, Inc. (“Inuvo”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was October 26, 2020. At the close of business on that date, the Company had 97,544,947 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. Of the 97,544,947 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting, 72,594,051 shares (or 74.4%), constituting a quorum, were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 2, 2020. The final voting results were as follows:

Proposal 1
Inuvo’s stockholders elected the following Class III director to serve for a term expiring at the 2023 annual meeting of stockholders or until his successor has been duly elected and qualified, based upon the voting results set forth below.

	Votes For	Votes Against	Votes Abstained
Charles D. Morgan	40,225,353	2,818,748	219,973
Proposal 2
Inuvo’s stockholders approved the ratification of the appointment of Mayer Hoffman McCann P.C. as Inuvo’s independent registered public accounting firm, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained
67,478,518	4,020,218	1,095,315

Proposal 3
Inuvo’s stockholders approved an amendment to Inuvo’s articles of incorporation increasing the number of authorized shares of common stock, $0.001 par value per share from 100,000,000 to 150,000,000 (the “Amendment Proposal”), based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained
63,838,359	8,502,031	253,661
    Proposal 4
The proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Proposal was withdrawn because Inuvo’s stockholders approved and adopted the Amendment Proposal, as noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: December 16, 2020	By:	/s/ John Pisaris
John Pisaris, General Counsel